CORPORATE
                                                                HIGH YIELD
                                                                FUND, INC.

                               [GRAPHIC OMITTED]

                                                     STRATEGIC
                                                              Performance

                                                              Semi-Annual Report
                                                               November 30, 1999

                         CORPORATE HIGH YIELD FUND, INC.

The Benefits and Risks of Leveraging

Corporate High Yield Fund, Inc. has the ability to utilize leverage through borrowings or issuance of short-term debt securities or shares of Preferred Stock. The concept of leveraging is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the return earned by the Fund on its longer-term portfolio investments. Since the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund's Common Stock shareholders are the beneficiaries of the incremental yield.

Leverage creates risks for holders of Common Stock including the likelihood of greater net asset value and market price volatility. In addition, there is the risk that fluctuations in interest rates on borrowings (or in the dividend rates on any Preferred Stock, if the Fund were to issue Preferred Stock) may reduce the Common Stock's yield and negatively impact its market price. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Fund's net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Fund's net income will be less than if leverage had not been used, and therefore the amount available for distribution to Common Stock shareholders will be reduced. In this case, the Fund may nevertheless decide to maintain its leveraged position in order to avoid capital losses on securities purchased with leverage. However, the Fund will not generally utilize leverage if it anticipates that its leveraged capital structure would result in a lower rate of return for its Common Stock than would be obtained if the Common Stock were unleveraged for any significant amount of time.

                              Corporate High Yield Fund, Inc., November 30, 1999

DEAR SHAREHOLDER

High-Yield Market Overview

The high-yield market, which has been in the doldrums for over a year, has reached valuations that look attractive from a historical perspective. Interest rate malaise, earnings disappointments and an unfavorable technical picture pushed yields higher and led to weak performance for the high-yield market as a whole. Over the past six months, the unmanaged benchmark CS First Boston High Yield Index lost 0.71%, and the yield of the Index is more than 12%. While this is better than the 1.61% loss on ten-year US Treasury securities, the high-yield market has clearly been uninspiring. We believe that, in hindsight, such periods of weakness generally prove to provide good value for long-term investors.

High-yield fundamentals appear to be poised for a favorable longer-term outlook, although near-term setbacks are still likely. For example, we believe that while interest rates may rise further in this tightening cycle, it is likely that most of the damage has been done. Yields on ten-year Treasury notes rose from 4.65% at December 31, 1998 to over 6% at November 31, 1999. Further more, the difference between yields in the high-yield market and yields of US Treasury bonds has been at historically high levels, paying investors relatively more than in the past for the additional credit risk of investing in the high-yield universe. As measured by the CS First Boston High Yield Index, this difference, or yield spread, stood at 6.01% on November 30, 1999, compared to 5.64% on May 31, 1999. By contrast, the average spread to US Treasury issues since 1986 has been near 5.2%.

Corporate earnings trends, while not entirely out of the woods, have encountered support from a growing world economy. A better earnings environment is notable in commodities such as oil, gas and paper. Improved cash flows have allowed some corporate bond issuers to repurchase their high-yield bonds at a discount in the open market, thus reducing debt and interest expense while strengthening earnings.

Fund Performance

For the six months ended November 30, 1999, the total investment return on the Fund's Common Stock was -1.01%, based on a change in the per share net asset value from $12.12 to $11.30, and assuming reinvestment of $0.675 per share income dividends. During this same period, the net annualized yield of the Fund's Common Stock was 13.70%. Fund performance was affected by overall high-yield market weakness exacerbated by leverage. (For a complete explanation of the benefits and risks of leveraging, see page 1 of this report to shareholders.) The Fund benefited during the period from our overweighting in emerging markets.

Leverage Strategy

The Fund was on average about 25% leveraged during the six-month period ended November 30, 1999. Thus, the Fund borrowed the equivalent of 25% of total assets invested, earning incremental yield on the investments we made with the borrowed funds. On November 30, 1999, the Fund was 24.1% leveraged, having borrowed $87.5 million at a borrowing cost of 6.1875%. Given our view that the high-yield market offers long-term value, we expect to maintain leverage near current levels.

Investment Strategy

Our strategy has been to continue to search out value in the market. Purchases during the last six months have predominantly reflected this perspective, as we have concentrated buys in downtrodden industry sectors, such as energy and transportation, and in growth sectors such as communications. We sold a number of positions where bond price appreciation was modest because of either small risk premiums relative to US Treasury bonds or a limited potential for credit improvement.

During the six-month period ended November 30, 1999, we maintained credit quality in the portfolio near the benchmark CS First Boston High Yield Index. Throughout this time, spreads between ratings categories did not present unusual return opportunities. Even within a rating category, bond selection has been the critical factor in performance. We would like to point out that in the current market, bond prices are pushed down dramatically if a company reports earnings disappointments or fails to meet expectations. This applies to bonds of better-rated companies as well as those with weaker credit ratings.

We have weighted several industries more heavily than the benchmark index because of our view that these industries represent good value relative to other industries in the high yield universe. Our largest broad industry exposure is in communications, which includes communications satellites, telephony and wireless communications. This broad category totaled 21.5% of long-term investments at November 30, 1999. We believe that this industry has excellent long-term growth prospects, as demand for communications services, both wireline and wireless, has been expanding worldwide. Holdings in this category included Nextel Communications Inc., a rapidly growing wireless telephone operator, and Nextlink Communications Inc., a high growth alternative telecommunications provider. Other overweighted industry sectors included energy, healthcare, transportation and chemicals. These sectors have all been downtrodden over the past year and should represent value in coming quarters. We believe that earnings rebounds by many participants in these industries will provide support to bond prices.

We continue to overweight emerging markets, which represented 11% of total long-term investments as of November 30, 1999. Typically, these investments are in bonds of companies with stronger credit profiles than is usual for high-yield companies. An example of one of these holdings is Telefonica de Argentina, one of two telephone companies sharing the Argentine market. Emerging market bonds have bounced back from their lows during the Asian economic crisis of the fall of 1998 and appear poised for further improvement as strength in the world economy supports earnings growth.

In Conclusion

We thank you for your investment in Corporate High Yield Fund, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Director


/s/ Vincent T. Lathbury III

Vincent T. Lathbury III
Senior Vice President and
Portfolio Manager


/s/ Elizabeth M. Phillips

Elizabeth M. Phillips
Vice President and Portfolio Manager

January 6, 2000

PROXY RESULTS

During the six-month period ended November 30, 1999, Corporate High Yield Fund, Inc.'s stockholders voted on the following proposals. The proposals were approved at the stockholders' meeting on August 25, 1999. The description of each proposal and number of shares voted are as follows:

----------------------------------------------------------------------------------------------------------
                                                                         Shares Voted      Shares Withheld
                                                                             For             From Voting
----------------------------------------------------------------------------------------------------------
1. To elect the Fund's Board of Directors:       Terry K. Glenn           12,080,074          335,861
                                                 Joe Grills               12,076,910          339,025
                                                 Walter Mintz             12,054,730          361,205
                                                 Robert S. Salomon Jr.    12,063,812          352,123
                                                 Melvin R. Seiden         12,062,639          353,296
                                                 Stephen B. Swensrud      12,065,580          350,355
                                                 Arthur Zeikel            12,076,187          339,748
----------------------------------------------------------------------------------------------------------

                                                                  Shares Voted  Shares Voted  Shares Voted
                                                                       For         Against       Abstain
----------------------------------------------------------------------------------------------------------
2. To ratify the selection of Deloitte & Touche LLP as the Fund's
   independent auditors for the current fiscal year.               12,190,779       87,161       137,995
----------------------------------------------------------------------------------------------------------


                                     2 & 3

                              Corporate High Yield Fund, Inc., November 30, 1999

SCHEDULE OF INVESTMENTS

                     S&P    Moody's   Face
INDUSTRIES         Rating   Rating   Amount                       Corporate Bonds                               Value
======================================================================================================================
Aerospace &                                   L-3 Communications Corp.:
Defense--1.7%        B      B2   $ 1,850,000    10.375% due 5/01/2007                                      $ 1,910,125
                     B      B2     3,000,000    8.50% due 5/15/2008                                          2,835,000
                                                                                                           -----------
                                                                                                             4,745,125
======================================================================================================================
Airlines--1.0%                                 USAir Inc.:
                     BB     Ba3    2,160,366    11.20% due 3/19/2005 (g)                                     2,289,686
                     BB     Ba3      500,000    10.375% due 3/01/2013                                          477,140
                                                                                                           -----------
                                                                                                             2,766,826
======================================================================================================================
Automotive--0.9%     NR*    Caa3   3,000,000  Breed Technologies Inc., 9.25% due 4/15/2008 (c)                  30,000
                     BB+    Ba2    2,750,000  Federal-Mogul Corporation, 7.375% due 1/15/2006                2,527,976
                                                                                                           -----------
                                                                                                             2,557,976
======================================================================================================================
Broadcasting/Radio   BB-    Ba3    3,000,000  Antenna TV SA, 9% due 8/01/2007                                2,700,000
& Television--2.5%   B-     B3     2,000,000  Cumulus Media, Inc., 10.375% due 7/01/2008                     2,085,000
                     B+     B2     2,250,000  Globo Comunicacoes e Participacoes, Ltd., 10.50% due
                                                12/20/2006 (h)                                               1,867,500
                                                                                                           -----------
                                                                                                             6,652,500
======================================================================================================================
Cable--2.2%          B-     B2     3,000,000  Avalon Cable of Michigan, 9.375% due 12/01/2008                3,018,750
                     B+     B2     3,250,000  Charter Communications Holdings LLC, 8.625% due 4/01/2009      3,071,250
                                                                                                           -----------
                                                                                                             6,090,000
======================================================================================================================
Cable--                                       Australis Media Ltd. (c)(j):
International--5.9%  D      NR*      118,416    1.75%/15.75% due 5/15/2003                                       1,184
                     D      NR*    6,922,000    1.75%/15.75% due 5/15/2003 (a)                                  69,220
                     BB     B1     4,000,000  Cablevision SA, 13.75% due 5/01/2009 (h)                       3,920,000
                     B-     B3     1,500,000  Diamond Cable Communications PLC, 13.25% due 9/30/2004         1,610,625
                     B-     B3     3,500,000  International Cabletel, Inc., 11.643%** due 2/01/2006          3,132,500
                     D      Caa3   3,000,000  Supercanal Holdings SA, 11.50% due 5/15/2005 (c)(h)            1,560,000
                                              TeleWest Communications PLC**:
                     B+     B1     2,250,000    11.001% due 10/01/2007                                       2,081,250
                     B+     B1     5,925,000    9.094% due 4/15/2009 (h)                                     3,614,250
                                                                                                           -----------
                                                                                                            15,989,029
======================================================================================================================
Chemicals--7.0%      BBB-   Baa3   3,500,000  Equistar Chemicals LP, 8.50% due 2/15/2004                     3,497,781
                     NR*    B2     3,750,000  Huntsman Corporation, 9.50% due 7/01/2007 (h)                  3,525,000
                     B+     B3     5,000,000  Huntsman ICI Chemicals, 0/13.375%** due 12/31/2009 (h)         1,490,000
                     BB     Ba3    5,500,000  Lyondell Chemical Company, 9.625% due 5/01/2007                5,665,000
                     B+     B2     2,750,000  Octel Developments PLC, 10% due 5/01/2006                      2,736,250
                     BB-    B3     2,000,000  Sterling Chemicals Inc., 12.375% due 7/15/2006                 2,060,000
                                                                                                           -----------
                                                                                                            18,974,031
======================================================================================================================
Communications--     B+     B2     6,250,000  Orion Network Systems, Inc., 15.16%** due 1/15/2007            2,906,250
2.2%                 B-     B3     4,250,000  Satelites Mexicanos SA, 10.125% due 11/01/2004                 3,081,250
                                                                                                           -----------
                                                                                                             5,987,500
======================================================================================================================
Computer Services/   BB-    Ba3    2,750,000  Amkor Technologies Inc., 9.25% due 5/01/2006 (h)               2,667,500
Electronics--6.1%    CCC+   B3     4,500,000  MCMS Inc., 9.75% due 3/01/2008                                 1,935,000
                     B      B2     4,000,000  SCG Holding Corporation, 12% due 8/01/2009 (h)                 4,220,000
                     NR*    NR*    3,500,000  Splitrock Services Inc., 11.75% due 7/15/2008                  3,290,000
                     B-     B2     4,750,000  Zilog Inc., 9.50% due 3/01/2005                                4,370,000
                                                                                                           -----------
                                                                                                            16,482,500
======================================================================================================================
Consumer Products--  B-     B2       500,000  Chattem, Inc., 8.875% due 4/01/2008                              448,750
1.4%                 B      B3     1,500,000  Corning Consumer Products, 9.625% due 5/01/2008                1,179,375
                     CCC+   Caa1   3,175,000  Syratech Corp., 11% due 4/15/2007                              2,238,375
                                                                                                           -----------
                                                                                                             3,866,500
======================================================================================================================
Consumer Services--  BB-    B2     2,000,000  Avis Rent A Car, Inc., 11% due 5/01/2009                       2,095,000
1.7%                 B+     B2     5,750,000  Protection One Alarm Monitoring, 8.625% due 1/15/2009 (h)      2,472,500
                                                                                                           -----------
                                                                                                             4,567,500
======================================================================================================================
Diversified--1.3%    CCC+   Caa2   3,750,000  Foamex LP, 13.50% due 8/15/2005                                3,520,312
======================================================================================================================
Energy--5.3%         CCC-   Caa1   2,350,000  Belden & Blake Corp., 9.875% due 6/15/2007                     1,410,000
                     NR*    Ca     3,250,000  Forcenergy, Inc., 8.50% due 2/15/2007 (c)                      2,660,937
                     CCC    B3     3,500,000  Ocean Rig Norway AS, 10.25% due 6/01/2008                      2,835,000
                     BB-    B1     3,500,000  Tesoro Petroleum Corp., 9% due 7/01/2008                       3,373,125
                     NR*    C     10,450,000  TransAmerican Energy Corp., 13.163%** due 6/15/2002 (c)        1,097,250
                     B-     B3     2,000,000  United Refining Co., 10.75% due 6/15/2007                      1,315,000
                     CCC-   Caa3   2,350,000  Wiser Oil Company, 9.50% due 5/15/2007                         1,809,500
                                                                                                           -----------
                                                                                                            14,500,812
======================================================================================================================
Entertainment--3.0%  B+     B1     1,950,000  Intrawest Corp., 9.75% due 8/15/2008                           1,901,250
                     B-     B3     3,750,000  Premier Parks Inc., 9.75% due 6/15/2007                        3,717,188
                     B-     Caa1   3,250,000  Regal Cinemas Inc., 9.50% due 6/01/2008                        2,648,750
                                                                                                           -----------
                                                                                                             8,267,188
======================================================================================================================
Financial            CCC-   Caa3   4,500,000  Amresco Inc., 9.875% due 3/15/2005                             2,407,500
Services--4.0%       BB     Ba3    2,750,000  Port Arthur Finance Corporation, 12.50% due 1/15/2009          2,750,000
                     BB-    Ba3    3,000,000  RBF Finance Company, 11% due 3/15/2006                         3,150,000
                     BB+    Ba3    2,500,000  Sovereign Bancorp, 10.50% due 11/15/2006                       2,525,000
                                                                                                           -----------
                                                                                                            10,832,500
======================================================================================================================
Foreign Government   B+     B2     2,000,000  Republic of Brazil, 10.125% due 5/15/2027                      1,595,000
Obligations--0.6%
======================================================================================================================

                                     4 & 5

                              Corporate High Yield Fund, Inc., November 30, 1999

                     S&P    Moody's   Face
INDUSTRIES         Rating   Rating   Amount                       Corporate Bonds                               Value
======================================================================================================================
Gaming--3.9%         D      Caa1  $6,000,000  GB Property Funding Corp., 10.875% due 1/15/2004 (c)         $ 4,192,500
                     BB+    Ba2    1,750,000  Harrah's Operating Co. Inc., 7.875% due 12/15/2005             1,690,937
                                              Jazz Casino Co. LLC:
                     NR*    NR*    3,882,912    5.987% due 11/15/2009 (d)                                    2,523,893
                     NR*    NR*      210,000    Contingent Notes, due 11/15/2009 (e)                                 0
                                              Venetian Casino/LV Sands:
                     B-     Caa1     750,000    12.25% due 11/15/2004                                          626,250
                     CCC+   Caa3   3,000,000    10% due 11/15/2005                                           1,680,000
                                                                                                           -----------
                                                                                                            10,713,580
======================================================================================================================
Health Services--    B-     B3     4,750,000  ALARIS Medical Systems, Inc., 9.75% due 12/01/2006             3,990,000
9.8%                 BB+    Ba2    2,250,000  Columbia HCA/Healthcare Corp., 7.15% due 3/30/2004             2,120,625
                     CCC+   B2     3,500,000  Extendicare Health Services, 9.35% due 12/15/2007              2,065,000
                     B+     ba3      950,000  Fresenius Medical Capital Trust I, 9% due 12/01/2006             900,125
                     B+     ba3    2,050,000  Fresenius Medical Capital Trust II, 7.875% due 2/01/2008       1,865,500
                     BB     Ba3    1,750,000  ICN Pharmaceutical Inc., 8.75% due 11/15/2008 (h)              1,645,000
                     CCC+   B3     5,250,000  Kinetic Concepts, Inc., 9.625% due 11/01/2007                  3,780,000
                     B-     Caa1   3,375,000  Magellan Health Services, 9% due 2/15/2008                     2,716,875
                     D      C      3,500,000  Mariner Post--Acute Network, 9.50% due 11/01/2007                140,000
                     NR*    B2     3,000,000  Quest Diagnostic Inc., 10.75% due 12/15/2006                   3,120,000
                     B+     Ba3    4,500,000  Quorum Health Group Inc., 8.75% due 11/01/2005                 4,286,250
                                                                                                           -----------
                                                                                                            26,629,375
======================================================================================================================
Hotels &             BB     Ba2    4,500,000  HMH Properties, Inc., 8.45% due 12/01/2008                     4,168,125
Motels--1.5%
======================================================================================================================
Independent Power    BB     Ba3    2,250,000  AES Corporation, 8.50% due 11/01/2007                          2,095,312
Producers--1.8%      BB+    Ba1    1,500,000  Calpine Corporation, 8.75% due 7/15/2007                       1,475,625
                     BB     Ba3    1,000,000  Midland Funding II, 13.25% due 7/23/2006 (g)                   1,191,100
                                                                                                           -----------
                                                                                                             4,762,037
======================================================================================================================
Industrial                                    Neff Corp.:
Services--1.3%       B      B3     3,000,000    10.25% due 6/01/2008                                         2,910,000
                     B      B3       750,000    10.25% due 6/01/2008                                           727,500
                                                                                                           -----------
                                                                                                             3,637,500
======================================================================================================================
Internet             B-     B3     4,000,000  PSINet Inc., 11% due 8/01/2009                                 4,080,000
Transport--2.8%      B-     B3     3,500,000  Verio Inc., 10.625% due 11/15/2009 (h)                         3,561,250
                                                                                                           -----------
                                                                                                             7,641,250
======================================================================================================================
Metals & Mining--    B-     B3     3,750,000  Great Lakes Carbon Corp., 11.75% due 5/15/2008 (d)             3,506,250
3.7%                 CCC+   B3     4,200,000  Kaiser Aluminum & Chemical Corp., 12.75% due 2/01/2003         4,168,500
                     CCC+   Caa2   3,250,000  Metal Management Inc., 10% due 5/15/2008                       2,372,500
                                                                                                           -----------
                                                                                                            10,047,250
======================================================================================================================
Packaging--1.3%      B+     Ba3    3,750,000  Vicap SA, 11.375% due 5/15/2007                                3,412,500
======================================================================================================================
Paper & Forest       B      B2     2,400,000  Ainsworth Lumber Company, 12.50% due 7/15/2007 (d)             2,640,000
Products--6.7%       B-     B2     4,000,000  Container Corporation of America, 9.75% due 4/01/2003          4,080,000
                                              Doman Industries Limited:
                     B      Caa1   4,000,000    8.75% due 3/15/2004                                          3,370,000
                     B+     B3     1,500,000    12% due 7/01/2004                                            1,560,000
                     CCC+   Caa1   3,500,000  Repap New Brunswick, 10.625% due 4/15/2005                     3,220,000
                     CCC+   Caa1   3,000,000  Tjiwi Kimia Finance Mauritius, 10% due 8/01/2004               2,145,000
                     CCC+   Caa1   1,500,000  Tjiwi Kimia International BV, 13.25% due 8/01/2001             1,327,500
                                                                                                           -----------
                                                                                                            18,342,500
======================================================================================================================
Product              CCC+   Caa1  3,000,000   AmeriServe Food Distributors, 10.125% due 7/15/2007              945,000
Distribution--1.7%                            Fisher Scientific International:
                     B-     B3     2,250,000    9% due 2/01/2008                                             2,137,500
                     B-     B3     1,500,000    9% due 2/01/2008                                             1,425,000
                                                                                                           -----------
                                                                                                             4,507,500
======================================================================================================================
Publishing &         B      B2     4,500,000  MDC Communications Corp., 10.50% due 12/01/2006                4,432,500
Printing--1.6%
======================================================================================================================
Real Estate--1.8%    BB-    Ba3    5,250,000  Forest City Enterprises Inc., 8.50% due 3/15/2008              4,882,500
======================================================================================================================
Specialty            B      B2     3,750,000  Jo-Ann Stores Inc., 10.375% due 5/01/2007                      3,712,500
Retailing--1.4%
======================================================================================================================
Steel--1.6%          NR*    B2     2,250,000  CSN Iron SA, 9.125% due 6/01/2007 (h)                          1,788,750
                     B      Caa1   3,500,000  Republic Technology, 13.75% due 7/15/2009 (b)(h)               2,450,000
                                                                                                           -----------
                                                                                                             4,238,750
======================================================================================================================
Telephony--10.8%     B+     B2     3,500,000  Call-Net Enterprises, Inc., 9.27%** due 8/15/2007              2,100,000
                     NR*    NR*    3,250,000  Comtel Brasileira Ltd., 10.75% due 9/26/2004 (h)               3,103,750
                     B-     B3     2,750,000  Esprit Telecom Group PLC, 10.875% due 6/15/2008                2,708,750
                     BB     Ba2    1,750,000  Global Crossing Holding Limited, 9.50% due 11/15/2009 (h)      1,728,125
                                              Intermedia Communications Inc.:
                     B      B2     1,500,000    10.503%** due 7/15/2007                                      1,095,000
                     B      B2     1,000,000    8.60% due 6/01/2008                                            912,500
                     B+     B2     1,750,000  Metromedia Fiber Network, 10% due 12/15/2009                   1,778,438
                                              Nextlink Communications Inc.:
                     B      B2     3,750,000    12.50% due 4/15/2006                                         4,012,500
                     B      B2     1,500,000    9% due 3/15/2008                                             1,417,500
                     B      B2     2,000,000    10.75% due 6/01/2009                                         2,040,000
                     NR*    NR*    3,500,000  Tele1 Europe BV, 13% due 5/15/2009                             3,465,000
                     BBB-   B1     5,000,000  Telefonica de Argentina SA, 11.875% due 11/01/2004             5,125,000
                                                                                                           -----------
                                                                                                            29,486,563
======================================================================================================================
Textiles--1.1%       B      B2     3,000,000  Polymer Group Inc., 8.75% due 3/01/2008                        2,872,500
======================================================================================================================


                                     6 & 7

                              Corporate High Yield Fund, Inc., November 30, 1999

                     S&P    Moody's   Face
INDUSTRIES         Rating   Rating   Amount                       Corporate Bonds                               Value
======================================================================================================================
Transportation--     B-     B3   $ 4,000,000  American Reefer Co. Ltd., 10.25% due 3/01/2008              $  2,240,000
8.4%                 BB-    NR*    3,750,000  Autopistas del Sol SA, 10.25% due 8/01/2009 (h)                2,906,250
                     BB-    Ba3    4,000,000  Eletson Holdings, Inc., 9.25% due 11/15/2003                   3,600,000
                     NR*    C      4,000,000  Hvide Marine, Inc., 8.375% due 2/15/2008 (c)                   1,620,000
                     BB-    B1     3,750,000  Sea Containers Ltd., 12.50% due 12/01/2004                     3,900,000
                     BB     Ba2    1,500,000  Stena AB, 10.50% due 12/15/2005                                1,466,250
                     B+     B2     3,000,000  TFM, SA de CV, 11.974%** due 6/15/2009                         1,867,500
                     B-     B2     4,250,000  Transtar Holdings L.P., 12.625%** due 12/15/2003               4,255,313
                     D      Caa3   4,450,000  Trism Inc., 10.75% due 12/15/2000 (c)                            934,500
                                                                                                          ------------
                                                                                                            22,789,813
======================================================================================================================
Utilities--2.0%      NR*    NR*    5,106,532  Tucson Electric & Power Co., 10.21% due 1/01/2009 (f)(g)       5,408,890
======================================================================================================================
Waste                NR*    Ca     4,000,000  Mid-American Waste Systems, Inc., 12.25% due 2/15/2003 (c)       120,000
Management--0.0%
======================================================================================================================
Wireless                                      Nextel Communications Inc.:
Communications--     B      B1     2,250,000    9.505%** due 10/31/2007                                      1,617,188
Domestic Paging &    B      B1     3,000,000    9.375% due 11/15/2009 (h)                                    2,977,500
Cellular--7.0%       B      B3     5,000,000  Pinnacle Holdings Inc., 11.675%** due 3/15/2008                3,137,500
                     NR*    NR*    3,975,000  TeleCorp PCS Inc., 11.78%** due 4/15/2009 (h)                  2,563,875
                     CCC+   B3     2,750,000  Triton PCS Inc., 11.351%** due 5/01/2008                       1,952,500
                     B-     B2     3,500,000  VoiceStream Wireless Corporation/Voicestream Wireless
                                                Holding Company, 10.375% due 11/15/2009 (h)                  3,648,750
                     B-     B3     3,000,000  Western Wireless Corp., 10.50% due 2/01/2007                   3,150,000
                                                                                                          ------------
                                                                                                            19,047,313
======================================================================================================================
Wireless             NR*    NR*    3,000,000  Celcaribe SA, 14.50% due 3/15/2004                             2,190,000
Communications--     NR*    B3     2,000,000  ClearNet Communications, 12.473%** due 12/15/2005              1,945,000
International        B      B3     6,208,000  Comunicacion Celular SA, 13.154%** due 3/01/2005 (h)           3,111,760
Paging &             CCC+   Caa1   1,750,000  Dolphin Telecom PLC, 17.456%** due 6/01/2008                     848,750
Cellular--8.6%       B-     Caa1   2,000,000  McCaw International Ltd., 11.757%** due 4/15/2007              1,280,000
                     B-     Caa1   7,750,000  Millicom International Cellular SA, 14.147%** due 6/01/2006    5,967,500
                     BBB    Ba3    3,500,000  Orange PLC, 8% due 8/01/2008                                   3,561,250
                     CCC+   Caa1   7,500,000  Telesystem International Wireless Inc., 17.158%** due
                                                6/30/2007                                                    4,425,000
                                                                                                          ------------
                                                                                                            23,329,260
======================================================================================================================
                                              Total Investments in Corporate Bonds
                                                (Cost--$393,367,956)--125.6%                               341,577,505
======================================================================================================================
                                      Shares
                                       Held                        Common Stocks
======================================================================================================================
Energy--1.3%                         321,384  CHI Energy, Inc. (c)                                           3,535,224
======================================================================================================================
Entertainment--1.1%                  191,749  On Command Corporation (c)                                     2,828,298
======================================================================================================================
Gaming--0.1%                          60,892  JCC Holding Company (Class A) (c)                                334,906
======================================================================================================================
Wireless                              10,611  Nextel Communications, Inc. (Class A) (c)                      1,051,815
Communications--
Domestic Paging &
Cellular--0.4%
======================================================================================================================
                                              Total Investments in Common Stocks
                                                (Cost--$11,085,354)--2.9%                                    7,750,243
======================================================================================================================
                                                            Preferred Stocks & Warrants
======================================================================================================================
Broadcasting/Radio &                   1,235  Cumulus Media, Inc., Series A, 13.75% (d)                      1,346,150
Television--0.5%
======================================================================================================================
Cable--0.0%                            5,747  Wireless One Inc. (Warrants) (i)                                      57
======================================================================================================================
Computer Services/                     3,500  Splitrock Services Inc. (Warrants) (i)                           280,000
Electronics--0.1%
======================================================================================================================
Entertainment--0.1%                   61,014  On Command Corporation (Warrants) (i)                            244,056
======================================================================================================================
Supermarkets--0.0%                     3,745  Grand Union Co. (Warrants) (i)                                     4,681
======================================================================================================================
Telephony--0.8%                        2,108  Intermedia Communications Inc. (Convertible) (d)               2,002,600
                                       3,500  Tele1 Europe BV (Warrants) (i)                                   280,000
                                                                                                          ------------
                                                                                                             2,282,600
======================================================================================================================
Wireless                               6,208  Comunicacion Celular SA (Warrants) (h)(i)                          1,164
Communications--
International Paging &
Cellular--0.0%
======================================================================================================================
                                              Total Investments in Preferred Stocks & Warrants
                                                (Cost--$4,102,969)--1.5%                                     4,158,708
======================================================================================================================


                                     8 & 9

                              Corporate High Yield Fund, Inc., November 30, 1999

SCHEDULE OF INVESTMENTS (concluded)

                                       Face
                                      Amount                   Short-Term Securities                            Value
======================================================================================================================
Commercial                        $  263,000  General Motors Acceptance Corp., 5.75% due 12/01/1999       $    263,000
Paper***--0.1%
======================================================================================================================
                                              Total Short-Term Investments (Cost--$263,000)--0.1%              263,000
======================================================================================================================
                                              Total Investments (Cost--$408,819,279)--130.1%               353,749,456

                                              Liabilities in Excess of Other Assets--(30.1%)               (81,768,688)
                                                                                                          ------------
                                              Net Assets--100.0%                                          $271,980,768
                                                                                                          ============
======================================================================================================================

    * Not Rated.

   ** Represents a zero coupon or step bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.

  *** Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Fund.

(a)   Each $1,000 face amount contains one warrant of Australis Media Ltd.

(b)   Each $1,000 face amount contains one warrant of Republic Technology.

(c)   Non-income producing security.

(d) Represents a pay-in-kind security which may pay interest/dividends in additional face/shares.

(e) Represents an obligation by Jazz Casino Co. LLC to pay a semi-annual amount to the Fund through 11/15/2009. The payments are based upon varying interest rates and the amounts, which may be paid-in-kind, are contingent upon the earnings before income taxes, depreciation and amortization of Jazz Casino Co. LLC on a fiscal year basis.

(f) Restricted securities as to resale. The value of the Fund's investment in restricted securities was approximately $5,409,000, representing 2.0% of net assets.

--------------------------------------------------------------------------------
                                       Acquisition
Issue                                     Dates         Cost            Value
--------------------------------------------------------------------------------
Tucson Electric & Power Co.,             6/25/1993-
  10.21% due 1/01/2009                   7/28/1993    $4,798,574      $5,408,890
--------------------------------------------------------------------------------
Total                                                 $4,798,574      $5,408,890
                                                      ==========      ==========
--------------------------------------------------------------------------------

(g)   Subject to principal paydowns.

(h) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

(i) Warrants entitle the Fund to purchase a predetermined number of shares of Common Stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.

(j) Represents a step bond. Coupon payments are paid-in-kind, in which the Fund receives additional face amount at an annual rate of 1.75% until May 15, 2000. Subsequently, the Fund will receive cash coupon payments at an annual rate of 15.75% until maturity.

See Notes to Financial Statements.

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

                     As of November 30, 1999
======================================================================================================================
Assets:              Investments, at value (identified cost--$408,819,279) ...........                    $353,749,456
                     Cash ............................................................                         560,432
                     Interest receivable .............................................                       8,198,536
                     Prepaid expenses and other assets ...............................                         164,550
                                                                                                          ------------
                     Total assets ....................................................                     362,672,974
                                                                                                          ------------
======================================================================================================================
Liabilities:         Loans ...........................................................                      87,500,000
                     Payables:
                       Securities purchased ..........................................    $ 1,490,000
                       Interest on loans .............................................        910,716
                       Dividends to shareholders .....................................        559,891
                       Commitment fees ...............................................         17,697
                       Investment adviser ............................................          9,871        2,988,175
                                                                                         ------------
                     Accrued expenses ................................................                         204,031
                                                                                                          ------------
                     Total liabilities ...............................................                      90,692,206
                                                                                                          ------------
======================================================================================================================
Net Assets:          Net assets ......................................................                    $271,980,768
                                                                                                          ============
======================================================================================================================
Capital:             Common Stock, $.10 par value, 200,000,000 shares authorized .....                     $ 2,406,221
                     Paid-in capital in excess of par ................................                     335,311,298
                     Undistributed investment income--net ............................                       3,184,281
                     Accumulated realized capital losses on investments--net .........                     (11,142,205)
                     Accumulated distributions in excess of realized capital
                       gains on investments--net .....................................                      (2,709,004)
                     Unrealized depreciation on investments--net .....................                     (55,069,823)
                                                                                                          ------------
                     Total--Equivalent to $11.30 per share based on
                       24,062,214 shares of capital stock outstanding
                       (market price $9.5625) ........................................                    $271,980,768
                                                                                                          ============
======================================================================================================================

                     See Notes to Financial Statements.


                                    10 & 11

                              Corporate High Yield Fund, Inc., November 30, 1999

STATEMENT OF OPERATIONS

                     For the Six Months Ended November 30, 1999
======================================================================================================================
Investment Income:   Interest and discount earned ....................................                    $ 19,079,499
                     Dividends .......................................................                         249,496
                     Other ...........................................................                          30,558
                                                                                                          ------------
                     Total income ....................................................                      19,359,553
                                                                                                          ------------
======================================================================================================================
Expenses:            Loan interest expense ...........................................    $ 2,667,204
                     Investment advisory fees ........................................        928,186
                     Borrowing costs .................................................        147,532
                     Transfer agent fees .............................................         41,412
                     Accounting services .............................................         34,068
                     Professional fees ...............................................         29,295
                     Printing and shareholder reports ................................         22,377
                     Directors' fees and expenses ....................................         20,677
                     Listing fees ....................................................         12,346
                     Custodian fees ..................................................         12,155
                     Pricing services ................................................          6,070
                     Other ...........................................................         16,619
                                                                                           ----------
                     Total expenses ..................................................                       3,937,941
                                                                                                          ------------
                     Investment income--net ..........................................                      15,421,612
                                                                                                          ------------
======================================================================================================================
Realized &           Realized gain on investments--net ...............................                       1,555,513
Unrealized Gain      Change in unrealized depreciation on investments--net ...........                     (20,299,978)
(Loss) on                                                                                                 ------------
Investments--Net:    Net Decrease in Net Assets Resulting from Operations ............                     $(3,322,853)
                                                                                                          ============
======================================================================================================================

                     See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                 For the Six            For the
                                                                                 Months Ended          Year Ended
                     Increase (Decrease) in Net Assets:                          Nov. 30, 1999        May 31, 1999
===================================================================================================================
Operations:          Investment income--net ..............................       $  15,421,612        $  33,440,854
                     Realized gain (loss) on investments--net ............           1,555,513          (14,532,211)
                     Change in unrealized depreciation on investments--net         (20,299,978)         (25,800,296)
                                                                                 -------------        -------------
                     Net decrease in net assets resulting from operations           (3,322,853)          (6,891,653)
                                                                                 -------------        -------------
===================================================================================================================
Dividends &          Investment income--net ..............................         (16,226,649)         (33,542,325)
Distributions to     In excess of realized gain on investments--net ......                  --           (2,709,004)
Shareholders:        Net decrease in net assets resulting from dividends         -------------        -------------
                       and distributions to shareholders .................         (16,226,649)         (36,251,329)
                                                                                 -------------        -------------
===================================================================================================================
Capital Stock        Value of shares issued to Common Stock shareholders
Transactions:          in reinvestment of dividends and distributions ....           1,263,271            6,481,447
                                                                                 -------------        -------------
===================================================================================================================
Net Assets:          Total decrease in net assets ........................         (18,286,231)         (36,661,535)
                     Beginning of period .................................         290,266,999          326,928,534
                                                                                 -------------        -------------
                     End of period* ......................................       $ 271,980,768        $ 290,266,999
                                                                                 =============        =============
===================================================================================================================
                     *Undistributed investment income--net ...............       $   3,184,281        $   3,989,318
                                                                                 =============        =============
===================================================================================================================

                     See Notes to Financial Statements.

STATEMENT OF CASH FLOWS

                         For the Six Months Ended November 30, 1999
=========================================================================================================
Cash Provided by         Net decrease in net assets resulting from operations .......       $  (3,322,853)
Operating Activities:    Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
                           Decrease in receivables ..................................             389,391
                           Decrease in other assets .................................             181,004
                           Decrease in other liabilities ............................          (1,450,724)
                           Realized and unrealized loss on investments--net .........          18,744,465
                           Amortization of discount .................................          (3,236,264)
                                                                                            -------------
                         Net cash provided by operating activities ..................          11,305,019
                                                                                            -------------
=========================================================================================================
Cash Provided by         Proceeds from sales of long-term investments ...............         108,344,373
Investing Activities:    Purchases of long-term investments .........................        (103,578,804)
                         Purchases of short-term investments ........................         (35,836,669)
                         Proceeds from sales and maturities of short-term investments          35,830,000
                                                                                            -------------
                         Net cash provided by investing activities ..................           4,758,900
                                                                                            -------------
=========================================================================================================
Cash Used for            Cash receipts from borrowings ..............................          87,000,000
Financing Activities:    Cash payments on borrowings ................................         (88,100,000)
                         Dividends paid to shareholders .............................         (14,403,487)
                                                                                            -------------
                         Net cash used for financing activities .....................         (15,503,487)
                                                                                            -------------
=========================================================================================================
Cash:                    Net increase in cash .......................................             560,432
                         Cash at beginning of period ................................                  --
                                                                                            -------------
                         Cash at end of period ......................................       $     560,432
                                                                                            =============
=========================================================================================================
Cash Flow                Cash paid for interest .....................................       $   2,174,928
Information:                                                                                =============
=========================================================================================================
Non-Cash Financing       Reinvestment of dividends paid to shareholders .............       $   1,263,271
Activities:                                                                                 =============
=========================================================================================================

                            See Notes to Financial Statements.


                                    12 & 13

                              Corporate High Yield Fund, Inc., November 30, 1999

FINANCIAL HIGHLIGHTS

           The following per share data and ratios have been derived from information provided in the financial statements.

                                                                         For the
                                                                       Six Months                   For the Year Ended
                                                                          Ended                          May 31,+
                                                                         Nov. 30,      --------------------------------------------
                   Increase (Decrease) in Net Asset Value:                1999+           1999         1998       1997       1996
===================================================================================================================================
Per Share          Net asset value, beginning of period ..............  $  12.12       $  13.95      $  13.74   $  13.68   $  13.35
Operating                                                               --------       --------      --------   --------   --------
Performance:       Investment income--net ............................       .64           1.41          1.42       1.44       1.46
                   Realized and unrealized gain (loss) on
                     investments--net ................................      (.78)         (1.71)          .25        .08        .33
                                                                        --------       --------      --------   --------   --------
                   Total from investment operations ..................      (.14)          (.30)         1.67       1.52       1.79
                                                                        --------       --------      --------   --------   --------
                   Less dividends and distributions:
                     Investment income--net ..........................      (.68)         (1.42)        (1.46)     (1.46)     (1.46)
                     In excess of realized gain on investments--net ..        --           (.11)           --         --         --
                                                                        --------       --------      --------   --------   --------
                   Total dividends and distributions .................      (.68)         (1.53)        (1.46)     (1.46)     (1.46)
                                                                        --------       --------      --------   --------   --------
                   Net asset value, end of period ....................  $  11.30       $  12.12      $  13.95   $  13.74   $  13.68
                                                                        ========       ========      ========   ========   ========
                   Market price per share, end of period .............  $ 9.5625       $12.1875      $14.1875   $ 14.125   $ 13.375
                                                                        ========       ========      ========   ========   ========
===================================================================================================================================
Total Investment   Based on market price per share ...................    (16.70%)++      (2.82%)       11.33%     17.44%      9.35%
Return:**                                                               ========       ========      ========   ========   ========
                   Based on net asset value per share ................     (1.01%)++      (1.71%)       12.53%     11.69%     14.15%
                                                                        ========       ========      ========   ========   ========
===================================================================================================================================
Ratios to Average  Expenses, excluding interest expense ..............       .91%*          .88%          .64%       .66%       .70%
Net Assets:                                                             ========       ========      ========   ========   ========
                   Expenses ..........................................      2.81%*         2.65%         1.45%      1.27%      1.62%
                                                                        ========       ========      ========   ========   ========
                   Investment income--net ............................     11.00%*        11.22%         8.71%      9.43%      9.20%
                                                                        ========       ========      ========   ========   ========
===================================================================================================================================
Leverage:          Amount of borrowings outstanding, end of period
                     (in thousands) ..................................  $ 87,500       $ 88,600      $ 70,300   $ 28,000   $ 54,000
                                                                        ========       ========      ========   ========   ========
                   Average amount of borrowings outstanding
                     during the period (in thousands) ................  $ 92,410       $ 93,258      $ 52,080   $ 36,667   $ 49,424
                                                                        ========       ========      ========   ========   ========
                   Average amount of borrowings outstanding
                     per share during the period .....................  $   3.85       $   3.93      $   2.26   $   1.64   $   2.27
                                                                        ========       ========      ========   ========   ========
===================================================================================================================================
Supplemental       Net assets, end of period (in thousands) ..........  $271,981       $290,267      $326,929   $312,909   $300,904
Data:                                                                   ========       ========      ========   ========   ========
                   Portfolio turnover ................................     27.64%         48.80%        55.42%     52.91%     65.68%
                                                                        ========       ========      ========   ========   ========
===================================================================================================================================

 *    Annualized.

** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

 +    Based on average shares outstanding.

++    Aggregate total investment return.

      See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

Corporate High Yield Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol COY.

(a) Valuation of investments--Portfolio securities are valued on the basis of prices furnished by one or more pricing services which determine prices for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. In certain circumstances, portfolio securities are valued at the last sale price on the exchange that is the primary market for such securities, or the last quoted bid price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales during the day. The value of interest rate swaps, caps and floors is determined in accordance with a formula and then confirmed periodically by obtaining a bank quotation. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Obligations with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value, unless this method no longer produces fair valuations. Rights or warrants to acquire stock, or stock acquired pursuant to the exercise of a right or warrant, may be valued taking into account various factors such as original cost to the Fund, earnings and net worth of the issuer, market prices for securities of similar issuers, assessment of the issuer's future prosperity, liquidation value or third party transactions involving the issuer's securities. Securities for which there exist no price quotations or valuations and all other assets including futures contracts and related options are valued at fair value as determined in good faith by or on behalf of the Board of Directors of the Fund.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Options--The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a


                                    14 & 15

                              Corporate High Yield Fund, Inc., November 30, 1999

NOTES TO FINANCIAL STATEMENTS (concluded)

specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Interest rate transactions--The Fund is authorized to enter into interest rate swaps and purchase or sell interest rate caps and floors. In an interest rate swap, the Fund exchanges with another party their respective commitments to pay or receive interest on a specified notional principal amount. The purchase of an interest rate cap (or floor) entitles the purchaser, to the extent that a specified index exceeds (or falls below) a predetermined interest rate, to receive payments of interest equal to the difference between the index and the predetermined rate on a notional principal amount from the party selling such interest rate cap (or floor).

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to post-October losses.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets plus the proceeds of any outstanding principal borrowed.

For the six months ended November 30, 1999, the Fund paid Merrill Lynch Security Pricing Service, an affiliate of Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), $1,426 for security price quotations to compute the net asset value of the Fund.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended November 30, 1999 were $100,803,023 and $106,445,415, respectively.

Net realized gains for the six months ended November 30, 1999 and net unrealized losses as of November 30, 1999 were as follows:

--------------------------------------------------------------------------------
                                                 Realized           Unrealized
                                                   Gains              Losses
--------------------------------------------------------------------------------
Long-term investments .................        $  1,555,513        $(55,069,823)
                                               ------------        ------------
Total .................................        $  1,555,513        $(55,069,823)
                                               ============        ============
--------------------------------------------------------------------------------

As of November 30, 1999, net unrealized depreciation for financial reporting and Federal income tax purposes aggregated $55,069,823, of which $8,421,506 related to appreciated securities and $63,491,329 related to depreciated securities. The aggregate cost of investments at November 30, 1999 for Federal income tax purposes was $408,819,279.

4. Capital Share Transactions:

The Fund is authorized to issue 200,000,000 shares of capital stock, par value $.10, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to classify and reclassify any unissued shares of capital stock without approval of the holders of Common Stock.

Shares issued and outstanding during the six months ended November 30, 1999 and the year ended May 31, 1999 increased by 106,248 and 517,151, respectively, as a result of dividend reinvestment.

5. Short-Term Borrowings:

On August 10, 1999, the Fund entered into a one-year credit agreement with State Street Bank and Trust Company, Fleet National Bank and certain other institutions party thereto. The agreement is a $150,000,000 credit facility bearing interest at the Federal Funds Rate plus .50% and/or LIBOR plus .50%. For the six months ended November 30, 1999, the average amount borrowed was approximately $92,410,000 and the daily weighted average interest rate was 5.76%. For the six months ended November 30, 1999, facility and commitment fees aggregated approximately $148,000.

6. Capital Loss Carryforward:

At May 31, 1999, the Fund had a net capital loss carryforward of approximately $8,611,000, all of which expires in 2007. This amount will be available to offset like amounts of any future taxable gains.

7. Subsequent Event:

On December 1, 1999, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.104535 per share, payable on December 17, 1999 to shareholders of record as of December 10, 1999.

OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
Joe Grills, Director
Walter Mintz, Director
Robert S. Salomon Jr., Director
Melvin R. Seiden, Director
Stephen B. Swensrud, Director
Arthur Zeikel, Director
Vincent T. Lathbury III, Senior Vice President
Joseph T. Monagle Jr., Senior Vice President
Elizabeth M. Phillips, Vice President
Donald C. Burke, Vice President and Treasurer
William E. Zitelli, Secretary

Custodian

The Chase Manhattan Bank
4 MetroTech Center, 18th Floor
Brooklyn, NY 11245

Transfer Agent

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

NYSE Symbol

COY


                                    16 & 17

                              Corporate High Yield Fund, Inc., November 30, 1999

PORTFOLIO INFORMATION


                                                                                                                         Percent of
                       As of November 30, 1999                                                                Long-Term Investments
====================================================================================================================================
Ten Largest Holdings
                       -------------------------------------------------------------------------------------------------------------
                       Nextlink Communications Inc.          Nextlink provides local, long distance and enhanced
                                                             telephone communications services to commercial customers.
                                                             The company operates over 23 facilities-based networks
                                                             throughout the United States.                                     2.1%
                       -------------------------------------------------------------------------------------------------------------
                       Nextel Communications Inc.            Nextel offers digital and analog wireless communications
                                                             services throughout the United States. The company's
                                                             digital service covers near one half of the total US
                                                             population and, once completed, will enable Nextel to offer nationwide digital wireless service. Our holdings include
                                                             bonds of 100%-owned McCaw International.                          2.0
                       -------------------------------------------------------------------------------------------------------------
                       Millicom International                Millicom International develops and operates cellular
                       Cellular SA                           telephone systems worldwide. The company has interest in 33 cellular systems in 20 countries, primarily in emerging
                                                             markets in Asia, Latin America, Europe and Africa.                1.7
                       -------------------------------------------------------------------------------------------------------------
                       TeleWest International PLC            TeleWest offers both cable TV and telephone service to
                                                             residential customers and businesses in the United Kingdom.
                                                             The company also offers internet connection services.             1.6
                       -------------------------------------------------------------------------------------------------------------
                       Lyondell Chemical Company             Lyondell is a global commodity chemical company. The
                                                             company is the world's largest producer of propylene oxide and produces a variety of derivative chemicals based on
                                                             propylene oxide. Styrene monomer and tertiary butyl alcohol are also important products. Lyondell's chemicals have such end uses as flexible foam for automotive seating and
                                                             furniture, antifreeze and coolants, personal care products,
                                                             coatings, adhesives, sealants, resins and solvents.               1.6
                       -------------------------------------------------------------------------------------------------------------
                       Tucson Electric & Power Co.           This electric utility serves Tucson, Arizona, and
                                                             surrounding areas. Our bonds are secured lease obligation
                                                             bonds on the company's Springerville coal fired power
                                                             generation plant.                                                 1.5
                       -------------------------------------------------------------------------------------------------------------
                       Telefonica de Argentina SA            Telefonica de Argentina provides monopoly telephone service to the southern half of Argentina, including about half the
                                                             Buenos Aires metropolitan area where nearly one third of
                                                             Argentina's population is located.                                1.5
                       -------------------------------------------------------------------------------------------------------------
                       Doman Industries Limited              Doman is an integrated Canadian producer of lumber and
                                                             pulp. The company grows and harvests timber and sells
                                                             lumber, including remanufactured value-added lumber. Doman produces both dissolving sulphite pulp and NBSK pulp. Based in British Columbia, Doman exports a significant amount of
                                                             its output.                                                       1.4
                       -------------------------------------------------------------------------------------------------------------
                       Forest City Enterprises Inc.          Forest City is a diversified real estate developer. The
                                                             company develops, acquires, owns and manages commercial and residential real estate projects in 21 states and the
                                                             District of Columbia.                                             1.4
                       -------------------------------------------------------------------------------------------------------------
                       L-3 Communications                    The company is a supplier of secure communications systems, avionics, telemetry, instrumentation and other communications and support services. Customers include aerospace contractors and the
                                                             United States military and Federal agencies.                      1.3
                       -------------------------------------------------------------------------------------------------------------

Portfolio Profile

The quality ratings* of securities in the Fund as of November 30, 1999 were as follows:

--------------------------------------------------------------------------------
                                                                      Percent of
S&P Ratings/Moody's Ratings                                Long-Term Investments
--------------------------------------------------------------------------------
BBB/Baa ..................................................                  2.5%
BB/Ba ....................................................                 25.0
B/B ......................................................                 62.0
CCC/Caa or Lower .........................................                  5.2
NR (Not Rated) ...........................................                  5.3
--------------------------------------------------------------------------------

*In cases where bonds are rated differently by Standard & Poor's Corp. and Moody's Investors Service, Inc., bonds are categorized according to the higher of the two ratings.

--------------------------------------------------------------------------------
                                                                      Percent of
Foreign Holdings                                           Long-Term Investments
--------------------------------------------------------------------------------
Total Foreign Holdings ...................................                 31.9%
Emerging Market Holdings .................................                 11.0
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Average Portfolio Maturity................................            6.8 Years
--------------------------------------------------------------------------------
                                                                      Percent of
Five Largest Foreign Countries*                            Long-Term Investments
--------------------------------------------------------------------------------
Canada ...................................................                  7.2%
United Kingdom ...........................................                  5.7
Argentina ................................................                  3.8
Mexico ...................................................                  2.4
Brazil ...................................................                  2.4
--------------------------------------------------------------------------------
*All holdings are denominated in US dollars.

--------------------------------------------------------------------------------
                                                                      Percent of
Top Five Industries                                                 Total Assets
--------------------------------------------------------------------------------
Telephony ................................................                  8.8%
Health Services ..........................................                  7.3
Wireless Communications--
  International Paging & Cellular ........................                  6.4
Transportation ...........................................                  6.3
Wireless Communications--
  Domestic Paging & Cellular .............................                  5.5
--------------------------------------------------------------------------------


                                    18 & 19

This report, including the financial information herein, is transmitted to the shareholders of Corporate High Yield Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. The Fund has leveraged its Common Stock to provide Common Stock shareholders with a potentially higher rate of return. Leverage creates risk for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of Common Stock shares, and the risk that fluctuations in short-term interest rates may reduce the Common Stock's yield. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

Corporate High
Yield Fund, Inc.
Box 9011
Princeton, NJ
08543-9011                                                          16718--11/99

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